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                                                                   Exhibit 10.19

                                    GUARANTY

         THIS GUARANTY (this "Guaranty") dated as of December 19, 2002 is executed in favor of BANK OF AMERICA, N.A. ("Bank of America"), individually and as Administrative Agent (as defined below), and the Banks (as defined below).

                              W I T N E S S E T H:

         WHEREAS, Quakertown, LLC (the "Company") has issued on the date hereof, and may from time to time hereafter issue, notes (collectively, the "Quakertown Notes") to various financial institutions (the "Banks");

         WHEREAS, the undersigned owns all of the issued and outstanding membership units of the Company and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth; and

         WHEREAS, each Bank has appointed Bank of America to act as administrative agent (in such capacity, the "Administrative Agent") with respect to this Guaranty;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees as follows:

         1. Definitions. Capitalized terms used herein but not defined herein have the respective meanings assigned to such terms in the Quakertown Notes.

         2. Guaranty. The undersigned hereby unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with the Quakertown Notes (including, without limitation, all obligations of the Company to pay indemnities, fees, expenses and retainer amounts under the Agency Letter Agreement), as the same may be amended, modified, extended or renewed from time to time, plus all costs and expenses (including, without limitation, reasonable attorneys' fees and legal expenses) paid or incurred by the Administrative Agent or any Bank in enforcing this Guaranty against the undersigned (all of the foregoing obligations being herein collectively called the "Liabilities").

         3. Effect of Bankruptcy, etc. The undersigned agrees that, in the event of the occurrence of any Default of the type specified in clause (e) of the definition of "Default" in the Quakertown Notes, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the undersigned will pay to the Administrative Agent for the account of the Banks forthwith the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.

         4. Nature of Guaranty. This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectibility, and shall remain in full force and effect (notwithstanding, without limitation, the

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dissolution of the undersigned or any other circumstance) until all Liabilities have been paid in full in cash.

         5. Reinstatement. The undersigned agrees that if at any time all or any part of any payment theretofore applied by the Administrative Agent or any Bank to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or the undersigned), such Liabilities shall, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Bank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent or such Bank had not been made.

         6. Guaranty Not Affected by Various Actions. The Administrative Agent or any Bank may, from time to time, at its sole discretion and without notice to the undersigned, take any or all of the following actions without affecting the obligations of the undersigned hereunder: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned for payment of any of the Liabilities when due, whether or not the Administrative Agent or such Bank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

         7. Delay of Subrogation. Notwithstanding any payment made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Administrative Agent or any Bank until such time as this Guaranty shall have been discontinued as to the undersigned and the Administrative Agent and the Banks shall have received payment in cash of the full amount of all Liabilities.

         8. Certain Waivers. The undersigned hereby expressly waives: (a) notice of the acceptance by the Administrative Agent or any Bank of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

         9. Assignment by Administrative Agent or Bank. The Administrative Agent and any Bank may from time to time, without notice to the undersigned, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or

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any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Bank.

         10. Waivers and Amendments. No delay on the part of the Administrative Agent or any Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Administrative Agent or any Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent. No action of the Administrative Agent or any Bank permitted hereunder shall in any way affect or impair the rights of the Administrative Agent or any Bank or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Administrative Agent or any Bank arising under or in connection with the Quakertown Notes, the Security Agreement or any document executed in connection therewith, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

         11. Role of Administrative Agent. Pursuant to the Quakertown Notes, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of itself and each of the other Banks. All payments by the undersigned pursuant to this Guaranty shall be made to the Administrative Agent for application as set forth in the Quakertown Notes.

         12. Successors and Assigns of the Company and the Undersigned. This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entity.

         13. Governing Law; Severability. This Guaranty has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be fully performed in such State. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         14. No Third Party Beneficiaries. Nothing expressed or implied in this Guaranty is intended, or shall be construed, to confer upon or give any person or entity other than the Administrative Agent and the Banks any rights or remedies under or by reason of this Guaranty.

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         15. Representations and Warranties. The Guarantor warrants to the Payee that: (a) it is duly organized, validly existing and in good standing under the laws of the State of Nevada; (b) the execution and delivery of this Guaranty and the performance by the Guarantor of its obligations hereunder (i) are within the Guarantor's powers, (ii) have been duly authorized by all necessary action on the Guarantor's part, (iii) do not and will not contravene or conflict with the Guarantor's organizational documents, violate or constitute a default under any law, any presently existing requirement or restriction imposed by any judicial, arbitral or other governmental instrumentality or any agreement, instrument or indenture by which the Guarantor is bound or (iv) result in, or require, the creation or imposition of any Lien on any property of the Guarantor (other than Liens in favor of the Administrative Agent); and (c) this Guaranty is the Guarantor's legal, valid and binding obligation, enforceable against the Guarantor in accordance with its terms.

         16. SUBMISSION TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH UNDER ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         17. WAIVER OF JURY TRIAL. THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE ADMINISTRATIVE AGENT AND EACH BANK, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES

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THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE
A JURY.

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         IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                      U.S. PLASTIC LUMBER CORP.

                                      By:  /s/ Bruce C. Rosetto
                                          ---------------------------------
                                      Name Printed: Bruce C. Rosetto
                                          ---------------------------------
                                      Title: General Counsel and Secretary
                                          ---------------------------------

                                    Address:

                                      2300 W. Glades Road
                                      Suite 440 W
                                      Boca Raton, Florida 33431

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